AMENDMENT NO. 5 AND INTERIM WAIVER

         This AMENDMENT NO. 5 AND INTERIM WAIVER (this "Amendment"), dated as of June 30, 1999, is by and among HVIDE MARINE INCORPORATED (the "Borrower"), the Guarantors listed on the signature pages hereto (the "Guarantors"), CITIBANK, N.A., as Administrative Agent (the "Administrative Agent"), BANKBOSTON, N.A., as Documentation Agent (the "Documentation Agent" and together with the Administrative Agent, the "Agents"), and the lending institutions party to the Credit Agreement referred to below (collectively, the "Banks").

         WHEREAS, the Borrower, certain of the Guarantors, the Banks and the Agents are parties to that certain Amended and Restated Revolving Credit and Term Loan Agreement, dated as of February 12, 1998 (as amended, the "Credit Agreement"), pursuant to which the Agents and the Banks, upon certain terms and conditions, have agreed to make loans and otherwise extend credit to the Borrower;

         WHEREAS, the Borrower has informed the Banks that it may be in default of the covenants contained in ss.ss.13.1, 13.2, 13.3 and 13.5 of the Credit Agreement as at March 31, 1999 and June 30, 1999 and for the fiscal periods then ended (such defaults are referred to herein, collectively, as the "Specified Defaults");

         WHEREAS, the Borrower and the Guarantors have requested that the Banks and the Agents amend certain of the terms and provisions of the Credit Agreement and the other Loan Documents and grant to the Borrower an interim waiver of the Specified Defaults;

         WHEREAS, the Banks and the Agents have agreed, subject to the satisfaction of the conditions precedent set forth herein, to amend the Credit Agreement and the other Loan Documents as set forth herein, and to grant to the Borrower an interim waiver of the Specified Defaults; and

         WHEREAS, capitalized terms which are used herein without definition and which are defined in the Credit Agreement shall have the same meanings herein as in the Credit Agreement.

         NOW, THEREFORE, the Borrower, the Guarantors, the Banks and the Agents hereby agree as follows:

         ss.1. Interim Waiver. Subject to the satisfaction of the conditions precedent set forth in ss.11 hereof and in consideration of and reliance upon the agreements of the Borrower and each of the Guarantors contained herein, each of the Banks agrees, during the period (the "Waiver Period) from the date hereof until the date (the "Waiver Expiration Date") that is the earlier to occur of July 30, 1999, at 5:00 p.m. (New York local time) and the occurrence of any Default or Event of Default (other than the Specified Defaults and any Default or Event of Default caused by the Specified Defaults) to waive the Specified Defaults and any Default or Event of Default caused by the occurrence of the Specified Defaults. Such waiver shall automatically, and without action, notice, demand or any other occurrence, expire on and as of the Waiver Expiration Date. Upon the expiration of the Waiver Period, and from and after such date, (a) the Banks and the Agents shall retain all of the rights and remedies relating to the Specified Defaults, and any other Default or Event of Default under the Credit Agreement, (b) the Specified Defaults shall be reinstated and shall be in full force and effect for all periods including, prior to, and after, the Waiver Period, and (c) any obligations of the Banks to make Revolving Credit Loans and the Issuing Bank to issue, extend or renew Letters of Credit shall be subject to the terms and conditions set forth in the Credit Agreement, including, without limitation, the conditions precedent set forth in ss.15 thereof.

         ss.2. Other Defaults. The waiver set forth in ss.1 hereof shall apply only to the Specified Defaults and no waiver with respect to any other Default or Event of Default, whether presently existing or hereafter arising, is granted hereby. Any obligation of the Banks to make Revolving Credit Loans and of the Issuing Bank to issue, extend or renew Letters of Credit shall, at all times (including, without limitation, during the Waiver Period), be subject to the satisfaction of the conditions precedent set forth in the Credit Agreement, exclusive, during the Waiver Period, of those conditions precedent relating to the absence of the Specified Defaults. The Banks and the Agents shall, at all times, retain all of the rights and remedies in respect of any Default or Event of Default under the Credit Agreement other than, during the Waiver Period, the Specified Defaults.

         ss.3. Cash Collateral Arrangements. The parties hereby authorize the Borrower and the Administrative Agent to enter into a letter agreement in substantially the form of Exhibit A hereto (the "Cash Collateral Agreement"). Notwithstanding the provisions of Section 4.6 of the Credit Agreement, the Borrower, the Guarantors, the Banks and the Agents hereby agree that, so long as the amounts in the Cash Collateral Account referred to in the Cash Collateral Agreement have not been applied to the Term Loan, (i) the Net Cash Proceeds received by the Borrower and its Subsidiaries during the Waiver Period from asset sales will, together with such Net Cash Proceeds received prior to the Waiver Period (including, without limitation, those received from the sale of the Borrower's and its Subsidiaries' interests in the Aker Dove and the Sun Rebel), be held in the Cash Collateral Account and (ii) the Borrower and its Subsidiaries will deposit into the Cash Collateral Account, as the same are received, the portion of the charter hire payments received from McAllister Towing and Transportation Company, Inc. ("McAllister") and/or any of its affiliates which is to be credited against the purchase price of the Vessels contemplated to be sold to McAllister and/or any of such affiliates.

         ss.4. Asset Sales. Each of the Banks hereby consents to the sale by the Borrower and its Subsidiaries of (a) the Vessels: Seabulk Oklahoma, Seabulk Debora Ann, Seabulk Niddy, Seabulk St. Bernard, Seabulk St. Landry, and Seabulk St. Martin to Tidewater, Inc. for an aggregate consideration of not less than $22,000,000, less commissions and amounts payable in connection with the construction of certain of such Vessels (the "Tidewater Sale") and (b) the
Vessels: Vigilant, Clearwater, and Hillsborough to McAllister Towing and Transportation Company, Inc. (the "McAllister Sale"); provided that (i) the greater of $12,300,000 and the Net Cash Proceeds from the Tidewater Sale shall, contemporaneously with the Tidewater Sale, be deposited into the Cash Collateral Account to be held by the Administrative Agent pursuant to the terms of the Cash Collateral Agreement (unless the amounts in the Cash Collateral Account have been applied to the Term Loan, in which case such amount shall be immediately applied to the Term Loan) and (ii) the greater of $4,425,000 and the Net Cash Proceeds from the McAllister Sale shall, contemporaneously with the McAllister Sale, be deposited into the Cash Collateral Account to be held by the Administrative Agent pursuant to the terms of the Cash Collateral Agreement (unless the amounts in the Cash Collateral Account have been applied to the Term Loan, in which case such amount shall be immediately applied to the Term Loan).

         ss.5. Principal Payment on the Term Loan. Notwithstanding the provisions of ss.4.3 of the Credit Agreement, the parties hereto agree that $3,357,143 of the principal payment of the Term Loan due on June 30, 1999 shall be deferred until the earlier of (i) July 30, 1999 and (ii) the Waiver Expiration Date, at which time such payment shall be absolutely due and payable.

         ss.6. Amendments to the Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in ss.11 hereof, the Credit Agreement is hereby amended as follows:

         ss.6.1  Interest on Revolving  Credit  Loans.  The Credit  Agreement is
hereby  further   amended  by  deleting  ss.2.5  thereto  in  its  entirety  and substituting in lieu thereof the following new ss.2.5:

                  2.5. Interest on Revolving Credit Loans. Effective as of June 30, 1999, and except as otherwise provided in ss.8.9, each Revolving Credit Loan shall bear interest for the period commencing with the Drawdown Date thereof and ending on the last day of the Interest Period with respect thereto at the rate per annum equal to the Base Rate plus seven percent (7%) per annum. Notwithstanding anything to the contrary contained herein, including, without limitation, ss.2.6 hereof, no Revolving Credit Loans shall bear interest determined by reference to the Eurodollar Rate.

         ss.6.2 Interest on Term Loan. The Credit Agreement is hereby further amended by deleting ss.4.5.1. thereto in its entirety and substituting in lieu thereof the following new ss.4.5.1.:

                  4.5.1. Interest on Term Loan. Effective as of June 30, 1999, and except as otherwise provided in ss.8.9, the Term Loan shall bear interest during each Interest Period relating to all or any portion of the Term Loan at the rate per annum equal to the Base Rate plus seven percent (7%) per annum. Notwithstanding anything to the contrary contained herein, no portion of the Term Loan shall bear interest determined by reference to the Eurodollar Rate.

         ss.6.3 Letter of Credit Fees. Section 5.6 of the Credit Agreement is hereby amended by deleting the text "five percent (5%) per annum" occurring in such Section and substituting in lieu thereof the text "seven percent (7%) per annum".

         ss.6.4 Interest After Default. Section 8.9.1 of the Credit Agreement is hereby amended by deleting the text "seven percent (7%) above the Base Rate" occurring therein and substituting the text "nine percent (9%) above the Base Rate".

         ss.6.5 Expenses. Section 19.1 of the Credit Agreement is hereby amended as follows:

         (a) by (i) deleting the word "and" occurring immediately before the numeral "(ix)" therein and (ii) adding the following new text immediately before the period at the end of the first sentence of such Section:

         ", and (x) during such time as Arthur Andersen & Co. shall no longer be retained by the Agents and the Banks, the fees and expenses of Zolfo Cooper, LLC, special restructuring advisors to the Agents and the Banks"; and

         (b) by (i) deleting the word "and" occurring immediately before the numeral "(iv)" in the last sentence of such Section and (ii) adding the following new text immediately after the words "Holland & Knight LLP" occurring in such sentence: ", and (v) Zolfo Cooper, LLC".

         ss.7.      Agreement of the Borrower and the Guarantors.

         (a) Each of the Borrower and each of the Guarantors shall cooperate with the Banks and the Agents and to take all actions necessary or advisable to promptly implement the bank account agreements and Agency Account Agreements provided for in the Credit Agreement, to perfect the Agents' rights in all Collateral and to more fully carry out the transactions contemplated by the Loan Documents.

         (b) This Amendment shall constitute a Loan Document, as defined in the Credit Agreement, and (i) any failure of the Borrower or any of the Guarantors to comply with the provisions of this Amendment and/or (ii) the failure of any representation or warranty contained herein to be true and correct in all material respects shall constitute a Default and an Event of Default under the Credit Agreement.

         ss.8. Representations and Warranties. The Borrower and each of the Guarantors represent and warrant to the Banks and the Agents as follows:

         (a) Representations and Warranties in Credit Agreement. The representations and warranties of the Borrower and each of the Guarantors contained in the Credit Agreement, as amended hereby, (i) were true and correct in all material respects when made, and (ii) continue to be true and correct in all material respects on the date hereof, except to the extent such representations and warranties by their terms are made solely as of a prior date, and except as to the representations and warranties set forth in ss.10.11 (with respect to the existence of the Specified Defaults) and ss.10.22 (with respect to additional bank accounts which have been disclosed to the Agents); provided, however, for purposes of clause (ii) of this Section 8(a), neither the Borrower nor any of the Guarantors shall be deemed to make any representation or warranty as to the matters set forth in ss.10.5 of the Credit Agreement.

         (b) Authority, Etc. The execution and delivery by the Borrower and each of the Guarantors of this Amendment and the performance by the Borrower and each of the Guarantors of all of their agreements and obligations under this Amendment and the Credit Agreement and the other Loan Documents as amended hereby (i) are within the corporate or limited partnership, as the case may be, authority of the Borrower and each of the Guarantors, (ii) have been duly authorized by all necessary corporate or limited partnership proceedings or actions, as the case may be, by the Borrower and each of the Guarantors, (iii) do not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which the Borrower or any of the Guarantors is subject or any judgment, order, writ, injunction, license or permit applicable to the Borrower or any of the Guarantors, and (iv) do not conflict with any provision of the corporate charter, by-laws or partnership agreement of, or any agreement or other instrument binding upon, the Borrower or any of the Guarantors.

         (c) Enforceability of Obligations. This Amendment, and the Credit Agreement as amended hereby, and the other Loan Documents constitute the legal, valid and binding obligations of the Borrower and each of the Guarantors enforceable against each such Person in accordance with their respective terms.

         (d) Perfection of Security Interest. Each of the Borrower and each of the Guarantors hereby represents, warrants and affirms the first priority perfected security interest of the Documentation Agent, for the benefit of the Banks and the Agent, in substantially all of the Collateral, subject to Permitted Liens entitled to priority under applicable law. The Agents and the Banks acknowledge that such representation, warranty, and affirmation does not constitute a waiver by the Borrower or any of the Guarantors of any avoidance power arising under Chapter 5 of the federal Bankruptcy Code.

         ss.9.      Affirmation and Agreements of Borrower and the Guarantors.

         (a) The Borrower hereby affirms its absolute and unconditional promise to perform and pay to each Bank and the Agents the Obligations under the Notes, the Credit Agreement as amended hereby, and the other Loan Documents at the times and in the amounts provided for therein.

         (b) Each of the Guarantors hereby acknowledges that it has read and is aware of the provisions of this Amendment. Each of the Guarantors hereby reaffirms its absolute and unconditional guaranty of the Borrower's payment and performance of the Obligations under the Credit Agreement as amended hereby and the other Loan Documents.

         (c) In order to induce the Agents and the Banks to enter into this Amendment, each of the Borrower and the Guarantors acknowledges and agree that:
(i) none of them has any claim or cause of action against either of the Agents or any of the Banks (or any of their respective directors, officers, employees or agents); (ii) none of them has any offset right, counterclaim or defense of any kind against any of their respective obligations, indebtedness or liabilities to the Agents and the Banks; and (iii) each of the Agents and the Banks have heretofore properly performed and satisfied in a timely manner all of their obligations to the Borrower and the Guarantors. The Borrower and the Guarantors wish to eliminate any possibility that any past conditions, acts, omissions, events, circumstances or matters would impair or otherwise adversely affect any of the Agents' or any Bank's rights, interests, contracts, collateral security or remedies. Therefore, each of the Borrower and the Guarantors unconditionally releases, waives and forever discharges (A) any and all liabilities, obligations, duties, promises or indebtedness of any kind of either of the Agents or any of the Banks to any of the Borrower and the Guarantors, except the obligations to be performed by the Agent and the Banks as expressly stated in this Amendment and the other Loan Documents, and (B) all claims, offsets, causes of action, suits or defenses of any kind whatsoever (if any), whether arising at law or in equity, whether known or unknown, which the Borrower or any of the Guarantors might otherwise have against either of the Agents or any of the Banks or any of their directors, officers, employees or agents, in either case (A) or (B), on account of any condition, act, omission, event, contract, liability, obligation, indebtedness, claim, cause of action, defense, circumstance or matter of any kind whatsoever presently existing or hereafter arising. Notwithstanding the foregoing, nothing contained herein shall constitute a waiver by the Borrower or any of the Guarantors of any avoidance power arising under Chapter 5 of the federal Bankruptcy Code.

         ss.10. Agreement of the Banks. Each of the Banks (i) authorizes Bingham Dana LLP to engage Zolfo Cooper, LLC as special restructuring counsel to the Agents and (ii) agrees to be bound by the provisions set forth in the Bank Group Agreements Re Engagement of Zolfo Cooper LLC set forth on Exhibit B hereto.

         ss.11. Conditions to Effectiveness. This Amendment shall be effective as of the date hereof upon the satisfaction of the following conditions precedent (each of the following to be in form and substance satisfactory to the Agents):

         (a) receipt by the Agents of an original counterpart signature (or a faxed copy thereof with originals to follow) to this Amendment, duly executed and delivered by the Borrower, each of the Guarantors, the Banks and the Agents;

         (b) at least $2,000,000 of the principal payment of the Term Loan required to be paid on June 30, 1999 shall have been received by the Administrative Agent, for the accounts of the Banks;

         (c) receipt by the Agents of an original counterpart signature (or a faxed copy thereof with originals to follow) to the Cash Collateral Agreement, duly executed by the Borrower and the Administrative Agent;

         (d) receipt by (i) the Administrative Agent of a fee, for its own account, in the amount of $100,000 and (ii) the Documentation Agent of a fee, for its own account, in the amount of $100,000;

         (e) payment by the Borrower of the fees and expenses of the Agents, the fees and expenses of counsel to the Agents, and the fees and expenses of the Agents' business, consulting and restructuring advisors, in each case, to the extent that invoices for the same have been presented to the Borrower; and

         (f) receipt by the Agents of (i) evidence of proper corporate and/or partnership authorization by the Borrower and each of the Guarantors of this Amendment and (ii) all such other closing documents as reasonably requested by either of the Agents, including a letter, in form and substance satisfactory to the Agents, from special counsel to the Borrower and its Subsidiaries.

         ss.12. Miscellaneous Provisions. (a) Except as otherwise expressly provided by this Amendment, all of the terms, conditions and provisions of the Credit Agreement shall remain the same. It is declared and agreed by each of the parties hereto that the Credit Agreement, as amended hereby, shall continue in full force and effect, and that this Amendment and the Credit Agreement shall be read and construed as one instrument.

         (b) The participation by either Agent or any Bank or Banks and/or any of their respective representatives in discussions with the Borrower and/or its affiliates or representatives shall not impose any duty on any party to negotiate a restructuring of the Credit Agreement or to agree on any restructuring. No oral representations or statements shall constitute an agreement by any party. The Credit Agreement can only be amended in a duly signed and authorized writing. The Borrower and its affiliates shall not be entitled to rely on statements or representations of either Agent, any Bank or their representatives, other than those in writing duly signed and authorized.

         (c) THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED ACCORDING TO, THE LAWS OF THE STATE OF NEW YORK (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW).

         (d) This Amendment may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument. In making proof of this Amendment it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought.

         (e) Headings or captions used in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

HVIDE MARINE INCORPORATED



By:
Title:

CITIBANK, N.A., individually and as Administrative Agent



By:
Title:

BANKBOSTON, N.A., individually and as Documentation Agent



By:
Title:

BNY FINANCIAL CORPORATION



By:
Title:

HIBERNIA NATIONAL BANK



By:
Title:

AMSOUTH BANK



By:
Title:

BANK ONE, LOUISIANA, N.A.
(AS SUCCESSOR TO FIRST NATIONAL BANK OF COMMERCE)


By:
Title:

UNION BANK OF CALIFORNIA, N.A.



By:
Title:

ABN AMRO BANK, N.V.


By:
Title:


By:
Title:

ARAB BANKING CORPORATION (B.S.C.)



By:
Title:

CHRISTIANIA BANK OG KREDITKASSE, NEW YORK BRANCH


By:
Title:


By:
Title:

FIRST UNION NATIONAL BANK



By:
Title:

CREDIT LYONNAIS NEW YORK BRANCH



By:
Title:

SOUTHTRUST BANK, NATIONAL ASSOCIATION



By:
Title:

SUNTRUST BANK, SOUTH FLORIDA, N.A.



By:
Title:

UNION PLANTERS BANK OF FLORIDA



By:
Title:

         Each of the undersigned Guarantors hereby consents to the above Amendment and confirms its unconditional guaranty of the Obligations under the Credit Agreement, as amended hereby.

                               HVIDE MARINE TRANSPORT,
                                        INCORPORATED
                               SEABULK CONDOR, INC.
                               SEABULK CORMORANT, INC.
                               SEABULK CARDINAL, INC.
                               SEABULK COOT II, INC.
                               SEABULK CYGNET I, INC.
                               SEABULK EAGLE II, INC.
                               SEABULK FALCON II, INC.
                               SEABULK GANNET I, INC.
                               SEABULK GANNET II, INC.
                               SEABULK HARRIER, INC.
                               SEABULK HAWAII, INC.
                               SEABULK KESTREL, INC.
                               SEABULK LARK, INC.
                               SEABULK MALLARD, INC.
                               SEABULK OFFSHORE GLOBAL
                                 HOLDINGS, INC.
                               SEABULK OFFSHORE HOLDINGS, INC.
                               SEABULK OFFSHORE
                                         INTERNATIONAL, INC.
                               SEABULK OFFSHORE, LTD.
                                 By its general partner Seabulk Tankers, Ltd.
                                 By its general partner Hvide Marine
                                    Transport, Incorporated
                               SEABULK OFFSHORE OPERATORS, INC.
                               SEABULK OREGON, INC.
                               SEABULK OSPREY, INC.
                               SEABULK PENGUIN I, INC.
                               SEABULK PENGUIN II, INC.
                               SEABULK RAVEN, INC.
                               SEABULK ROOSTER, INC.
                               SEABULK SABINE, INC.
                               SEABULK SNIPE, INC.
                               SEABULK SWAN, INC.

                               SEABULK TANKERS, LTD.
                                 By its general partner Hvide Marine
                                    Transport, Incorporated
                               SEABULK TOUCAN, INC.
                               SEABULK TRANSMARINE PARTNERSHIP, LTD.
                                 By its general partner Seabulk Tankers, Ltd.
                                 By its general partner Hvide Marine
                                        Transport, Incorporated
                               SEABULK VERITAS, INC.
                               HMI OPERATORS, INC.
                               HVIDE MARINE INTERNATIONAL, INC.
                               OFFSHORE MARINE MANAGEMENT
                                   INTERNATIONAL, INC.
                                 SEABULK ALBANY, INC.
                                 SEABULK ALKATAR, INC.
                                 SEABULK ARABIAN, INC.
                                 SEABULK ARZANAH, INC.
                                 SEABULK ARCTIC EXPRESS, INC.
                                 SEABULK ARIES II, INC.
                                 SEABULK BARRACUDA, INC.
                                 SEABULK BATON ROUGE, INC.
                                 SEABULK BECKY, INC.
                                 SEABULK BETSY, INC.
                                 SEABULK BRAVO, INC.
                                 SEABULK BUL HANIN, INC.
                                 SEABULK CAPRICORN, INC.
                                 SEABULK CAROL, INC.
                                 SEABULK CAROLYN, INC.
                                 SEABULK CHAMP, INC.
                                 SEABULK CHRISTOPHER, INC.
                                 SEABULK CLAIBORNE, INC.
                                 SEABULK CLIPPER, INC.
                                 SEABULK COMMAND, INC.
                                 SEABULK CONSTRUCTOR, INC.
                                 SEABULK COOT I, INC.
                                 SEABULK CYGNET II, INC.
                                 SEABULK DANAH, INC.
                                 SEABULK DAYNA, INC.
                                 SEABULK DEBBIE, INC.
                                 SEABULK DEBORA ANN, INC.
                                 SEABULK DEFENDER, INC.
                                 SEABULK DIANA, INC.
                                 SEABULK DISCOVERY, INC.
                                 SEABULK DUKE, INC.
                                 SEABULK EAGLE, INC.
                                 SEABULK EMERALD, INC.
                                 SEABULK ENERGY, INC.
                                 SEABULK EXPLORER, INC.
                                 SEABULK FALCON, INC.
                                 SEABULK FREEDOM, INC.
                                 SEABULK FULMAR, INC.
                                 SEABULK GABRIELLE, INC.
                                 SEABULK GAZELLE, INC.
                                 SEABULK GIANT, INC.
                                 SEABULK GREBE, INC.
                                 SEABULK HABARA, INC.
                                 SEABULK HAMOUR, INC.
                                 SEABULK HATTA, INC.
                                 SEABULK HAWK, INC.
                                 SEABULK HERCULES, INC.
                                 SEABULK HERON, INC.
                                 SEABULK HORIZON, INC.
                                 SEABULK HOUBARE, INC.
                                 SEABULK IBEX, INC.
                                 SEABULK ISABEL, INC.
                                 SEABULK JASPER, INC.
                                 SEABULK JEBEL ALI, INC.
                                 SEABULK KATIE, INC.
                                 SEABULK KING, INC.
                                 SEABULK KNIGHT, INC.
                                 SEABULK LAKE EXPRESS, INC.
                                 SEABULK LARA, INC.
                                 SEABULK LIBERTY, INC.
                                 SEABULK LINCOLN, INC.
                                 SEABULK LULU, INC.
                                 SEABULK MAINTAINER, INC.
                                 SEABULK MARLENE, INC.
                                 SEABULK MARTIN I, INC.
                                 SEABULK MARTIN II, INC.
                                 SEABULK MASTER, INC.
                                 SEABULK MERLIN, INC.
                                 SEABULK MUBARRAK, INC.
                                 SEABULK NEPTUNE, INC.
                                 SEABULK NIDDY, INC.
                                 SEABULK OFFSHORE ABU DHABI, INC.
                                 SEABULK OFFSHORE DUBAI, INC.
                                 SEABULK OFFSHORE OPERATORS TRINIDAD LIMITED
                                 SEABULK ORYX, INC.
                                 SEABULK PELICAN, INC.
                                 SEABULK PENNY, INC.
                                 SEABULK PERSISTENCE, INC.
                                 SEABULK PETREL, INC.
                                 SEABULK PLOVER, INC.
                                 SEABULK POWER, INC.
                                 SEABULK PRIDE, INC.
                                 SEABULK PRINCE, INC.
                                 SEABULK PRINCESS, INC.
                                 SEABULK PUFFIN, INC.
                                 SEABULK QUEEN, INC.
                                 SEABULK SALIHU, INC.
                                 SEABULK SAPPHIRE, INC.
                                 SEABULK SARA, INC.
                                 SEABULK SEAHORSE, INC.
                                 SEABULK SENGALI, INC.
                                 SEABULK SERVICE, INC.
                                 SEABULK SHARI, INC.
                                 SEABULK SHINDAGA, INC.
                                 SEABULK SKUA I, INC.
                                 SEABULK SUHAIL, INC.
                                 SEABULK SWIFT, INC.
                                 SEABULK TAURUS, INC.
                                 SEABULK TENDER, INC.
                                 SEABULK TIMS I, INC.
                                 SEABULK TITAN, INC.
                                 SEABULK TOOTA, INC.
                                 SEABULK TRADER, INC.
                                 SEABULK TRANSMARINE II, INC.
                                 SEABULK TREASURE ISLAND, INC.
                                 SEABULK UMM SHAIF, INC.
                                 SEABULK VIRGO I, INC.
                                 SEABULK VOYAGER, INC.
                                 SEABULK ZAKUM, INC.


                                 By:
                                       Name:
                                       Title:

                                 SEABULK OFFSHORE OPERATORS
                                        NIGERIA LIMITED


                                 By:
                                     Name:
                                     Title:

                                SEABULK RED TERN LIMITED


                                By:
                                    Name:
                                    Title:

                                SEAMARK LTD., INC.


                                By: __________________________
                                      Name:
                                     Title:

                               LIGHTSHIP LIMITED PARTNER
                                   HOLDINGS, LLC
                               By: Hvide Marine Incorporated,
                                    as sole member


                               By:
                                    Name:
                                    Title:

                                HVIDE MARINE TOWING, INC.
                                HVIDE MARINE TOWING SERVICES, INC.
                                SEABULK OCEAN SYSTEMS CORPORATION
                                LONE STAR MARINE SERVICES, INC.
                                SEABULK OCEAN SYSTEMS HOLDINGS CORPORATION
                                SEABULK OFFSHORE U.K., LIMITED
                                OCEAN SPECIALTY TANKERS
                                         CORP.
                                SUN STATE MARINE SERVICES, INC.



                                By: __________________________
                                    Name: Andrew W. Brauninger
                                    Title:  as Attorney In Fact

                                SEABULK ST. TAMMANY, INC.


                                By:
                                   Name:
                                   Title:

                                HMI CAYMAN HOLDINGS, INC.


                                By:
                                   Name:
                                   Title:

                                HVIDE MARINE de VENEZUELA, S.R.L.


                                By:
                                   Name:
                                   Title:

The undersigned Guarantor hereby consents to the above Amendment and confirms its unconditional Guaranty of the Obligations under the Credit Agreement, as amended hereby.

                                 MARANTA, S.A.


                                 By:
                                   Name:
                                   Title: